UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2017

BOINGO WIRELESS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35155	95-4856877
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10960 Wilshire Blvd., 23rd Floor Los Angeles, California	90024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 586-5180

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition

On August 3, 2017, Boingo Wireless, Inc. (the “Company”) issued a press release announcing its financial results for the second quarter ended June 30, 2017. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 31, 2017, Charles Boesenberg retired from the Board of Directors (the “Board”) of the Company, and from his service as Lead Independent Director, Chair of the Board’s Compensation Committee and as a member of the Board’s Audit and Steering Committees, to be effective immediately. His retirement is not the result of any disagreement with the Company on any matter related to its operations, policies or practices. The Board offers its appreciation to Mr. Boesenberg for his exceptional service to the Company and wishes him all the best in his retirement.

Additionally, on August 1, 2017, the Board, upon recommendation of the Nominating and Corporate Governance Committee, appointed Lance Rosenzweig as the Lead Independent Director and Mike Finley as the Chair of the Board’s Compensation Committee.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

See the Exhibit Index attached to this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOINGO WIRELESS, INC.

Date:	August 3, 2017	By:	/s/ Peter Hovenier
Peter Hovenier
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated August 3, 2017 entitled “Boingo Wireless Reports Record Second Quarter 2017 Financial Results” issued by Boingo Wireless, Inc. on August 3, 2017.